                                                   Ontario Corporation Number
                                               Numero de la compagnie en Ontario
                                                            1405714


    For Ministry Use Only
A l'usage exclusif du ministere




        [LOGO]  Ministry of                Ministere de
                Consumer and               la Consommation
        Ontario Commercial Relations       et du Commerce
        CERTIFICATE                        CERTIFICAT
        This is to certify that these      Ceci certifie que les presents
        articles are effective on          statuts entrent en vigueur le

        MARCH 08                           MARS, 2000
        ------------------------------------------------------------------

                                 /s/ [illegible]
                               Director/Directeur
           Business Corporations Act/Loi sur les societes par actions


   Form 1
  Business
Corporations
    Act

  Formule
  numero 1
 Loi sur les
 compagnies



                           ARTICLES OF INCORPORATION
                              STATUS CONSTITUTIFS


1. The name of the corporation is:         Denomination sociale de la compagnie:

YAPALOT COMMUNICATIONS INC.


2. The address of the registered office is:       Adresse du siege social:

4884 DUFFERIN STREET, UNIT 1
--------------------------------------------------------------------------------
   (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
     (Rue et numero ou numero de la R.R. et s'il s'egit edifice a bureaux, numero de bureau)


TORONTO                                                         M3H5S8
--------------------------------------------------------------------------------
           (Name of Municipality or Post Office)      (Postal code/Code postale)
      (Nom de la municipalite ou du bureau de poste)





3. Number (or minimum and maximum) of     Nombre (ou nombres minimal et maximal)
   directors is:                          d'administrateurs:

   MINIMUM 1 MAXIMUM 10



4. The first director(s) is/are:          Premier(s) administrateur(s):

                                          Address for service, giving Street & No. or R.R. No.,         Resident Canadian State
   First Name, initials and surname       Municipality and Postal Code                                  Yes or No
   Prenom, initiales et nom de famille    Domecile elu, y compris la rue et la numero, le numero        Resident Canadien
                                          de la R.R., ou le nom de la municipalite et la code postale   Oui/Non
---------------------------------------   -----------------------------------------------------------   --------------------------
YUVAL BARZAKAY                            4884 DUFFERIN STREET, UNIT 1                                          YES
                                          TORONTO, ONTARIO M3H 5S8

   Form 1
  Business
Corporations
    Act

  Formule
  numero 1
 Loi sur les
 compagnies






5. Restrictions, if any, on business    Limites, s'il y a lieu, imposees aux
   the corporation may carry on or      activites commerciales ou aux pouvoirs
   powers the corporation may           de la compagnie.
   exercise.

None







6. The classes and any maximum          Categories et nombre maximal, s'il y a
   number of shares that the            lieu, d'actions que la compagnie est
   corporation is authorized to         autorisee a emettre:
   issue:


Unlimited number of common shares without par value.

   Form 1
  Business
Corporations
    Act

  Formule
  numero 1
 Loi sur les
 compagnies



7. Rights, privileges, restrictions     Droits, privileges, restrictions et
   and conditions (if any) attaching    conditions, s'il y a lieu, rattaches a
   to each class of shares and          chaque categorie d'actions et pouvoirs
   directors authority with respect     des administrateurs relatifs a chaque
   to any class of shares which may     categorie d'actions qui peut etre emise
   be issued in series:                 en serie:

None

   Form 1
  Business
Corporations
    Act

  Formule
  numero 1
 Loi sur les
 compagnies



8. The issue, transfer or ownership     L'emission, le transfert ou la propriete
   of shares is/is not restricted       d'actions est/n'est pas restreinte. Les
   and the restrictions (if any) are    restrictions, s'il ya lieu, sont les
   as follows:                          suivantes:


that no shares be transferred without either:

a) The previous consent of a majority of the Directors of the Corporation such consent to be expressed either by resolution or by signed instrument or instrument in writing; or

b) The previous consent of the holders of outstanding shares in the Corporation carrying more than fifty per cent (50%) of the votes entitled to be cast at any General Shareholders' meeting, such consent to be expressed by either resolution or by signed instrument or instrument in writing.

   Form 1
  Business
Corporations
    Act

  Formule
  numero 1
 Loi sur les
 compagnies




9. Other provisions, (if any, are):     Autres dispositions, s'il ya lieu:


1. The Corporation may purchase any of its issued common shares.

2. The Board of Directors may, from time to time, in such amounts and on such terms as it deems expedient:

         a) borrow money on the credit of the Corporation

         b) issue, reissue, sell or pledge debt obligations (including bonds, debentures, notes or similar obligations, secured or unsecured) of the Corporation;

         c) to the extent permitted by law, give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liabilty or obligation of any person; and

         d) charge, mortgage, hypothecate, pledge or otherwise create a security interest in all and any of the currently owned or subsequently acquired real or personal, moveable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertakings, to secure any debt obligations or any money borrowed or other debt or liability of the Corporation.

            The Board of Directors may from time to time delegate such one or more of the Directors and Officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board above to such extent and in such manner as the Board shall determine at the time of such designation.

3. The Number of shareholders of the Corporation, exclusive of persons who are in the employment of the Corporation, and exclusive of persons, who, having been formerly in the employ of the Corporation, were, while in that employment, and have continued to be shareholders of the Corporation, is limited to no more than fifty (50), two (2) or more persons who are the joint registered owners of one
(1) or more shares being counted as one shareholder.

4. Any invitation to the public to subscribe for any shares or securities of the Corporation is hereby prohibited.

   Form 1
  Business
Corporations
    Act

  Formule
  numero 1
 Loi sur les
 compagnies



10. The names and addresses of the      Full address for service or address of
    incorporators are                   registered office of business giving
    Nom et adresse des fondateurs       Street & No. or R.R. No., municipality
    First name, initials and last       and postal code
    name or corporate name              Domecile elu, adresse du siege social ou
    Prenom, initiale ou nom de          adresse de l'establissement principal, y
    famille ou denomination sociale     compris la rue et la numero, le numero
                                        de la R.R., le nom de la municipalite et le code postal


YUVAL BARZAKAY                          4884 DUFFERIN STREET, UNIT 1
                                        TORONTO ONTARIO M3H 5S8










These articles are signed in            Les presents statuts sont signes en
duplicate.                              double exemplaire.



             Signatures of incorporators/Signatures des fondeteurs


/s/ Yuval Barzakay
-----------------------------------        -------------------------------------
YUVAL BARZAKAY

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